Exhibit 99.1

Applied DNA Announces Third Quarter Fiscal Year 2024

Financial Results

- Conference Call/Webcast Scheduled for Today at 4:30 PM ET -

STONY BROOK, N.Y. – August 8, 2024 - Applied DNA Sciences, Inc. (NASDAQ: APDN) (“Applied DNA” or the “Company”), a leader in PCR-based DNA technologies, today announced consolidated financial results for its third fiscal quarter ended June 30, 2024.  The Company’s Form 10-Q can be viewed at https://investors.adnas.com/sec-filings/.

Third Quarter Operational Highlights and Corporate Updates:

LineaRx (Therapeutic DNA Production Services)

GMP roadmap execution:

•	On schedule for the FY24 year-end launch of a GMP facility for the manufacture of Linea™ IVT templates with an initial annual manufacturing capacity of over five (5) grams that is sufficient to produce up to 15 million doses of mRNA vaccine[1].

Linea™ IVT template commercialization:

•	Selected as an approved GMP vendor by two customers. A third customer approval is pending.

•	GMP production runs are expected to begin in early CY25 to supply clinical trial materials to existing customers.

•	Recorded multiple successful customer evaluations of Linea IVT templates for conventional mRNA and self-amplifying mRNA (sa-mRNA).

Linea™ IVT platform commercialization:

•	Gained two new Linea™ IVT platform (Linea DNA + Linea™ RNAP) evaluation customers consisting of a multi-national biopharma company and a large, APAC-based CDMO.

Linea™ DNA commercialization for IVT diagnostics:

•	Shipped part of a multigram Linea DNA order for use in a cancer diagnostic application to a multi-national, repeat customer.

1 Based on internal company assumptions and modeling using a 1/100 DNA-to-RNA amplification ratio and an mRNA vaccine dose of 30μg. Manufacture of the final mRNA drug substance will be conducted by therapy developers or their CDMO.

Applied DNA Clinical Labs (MDx Testing Services)

TR8™ PGx testing service commercialization:

•	Established testing capacity that at full utilization equates to a potential annual revenue opportunity of over $25 million[2].

•	Secured expansion of CLEP/CLIA laboratory permit authorizing genetic (molecular) testing.

•	Received full approval from the New York State Department of Health for pharmacogenetic (PGx) testing service.

•	Targeting concierge doctor practices for initial service launch with planned expansion to enterprise customers in early CY25.

DNA Tagging and Security Products and Services

Broader CertainT® platform commercialization:

•	Entered into a multi-year commercialization agreement with no minimum purchase commitment with Indus Group after the close of FQ3. Indus is a multi-national apparel manufacturing and sourcing company that utilizes an average of 450 million pounds of cotton annually.

•	Anticipate receipt of first purchase order before FY24 year-end.

•	CertainT platform to scale to multiple spinning facilities contingent on Indus demand.

Management Commentary

James A. Hayward, Ph.D., president and CEO of Applied DNA, stated, “FQ3 was characterized by strong execution across all three business segments. With a talented team and a strengthened balance sheet, we believe we are approaching key inflection points in each of our three business segments to drive total revenue growth year-over-year starting in the first half of fiscal 2025.”

Summary Third Quarter Fiscal 2024 Financial Results:

Note: On April 25, 2024, the Company filed a Certificate of Amendment of its Certificate of Incorporation with the Secretary of State of the State of Delaware that effected a one-for-twenty (1:20) reverse stock split of its common stock, par value $.001 per share, effective April 25, 2024. All warrant, option, share, and per share information in this press release gives retroactive effect to a one-for-twenty reverse stock split that was affected on April 25, 2024.

•	Total revenues were approximately $798 thousand for the three-month period ended June 30, 2024, compared to $2.9 million for the three-month period ended June 30, 2023. The decrease in revenue of approximately $2.1 million was due to an expected decline in COVID-19 testing services revenue of $1.8 million, resulting from the conclusion of a testing contract with the City University of New York (CUNY) in June 2023. There was also a decrease in service revenues of $200 thousand related to lower research and development activity levels and a decline in isotopic testing within the Therapeutic DNA and DNA Tagging segments, respectively.

1 Based on company internal modeling using currently forecasted capacity and projected unit price.

•	Gross profit for the three-month period ended June 30, 2024, was $245 thousand, compared to $1.3 million for the same period in the prior fiscal year. The gross profit percentage was 31% and 44% for the three-month periods ended June 30, 2024, and 2023, respectively. The decline in gross profit percentage was primarily due to the significant decrease in revenues for the Company’s MDx (Molecular Diagnostics) testing services segment related directly to the conclusion of the CUNY COVID-19 testing contract in the June 30, 2023, period.

•	Operating expenses decreased to $3.6 million for the three-month period ended June 30, 2024, compared to $4.1 million for the same period in the prior fiscal year. The decrease in operating expenses is the result of a decrease in selling, general and administrative expenses of approximately $613 thousand. The decrease in SG&A expenses primarily relates to a decrease in stock-based compensation expense of approximately $310 thousand for the annual option grant to the non-employee members of our board of directors and officer restricted stock unit grants becoming fully vested in January and March 2024, respectively. Additional decreases related to a decrease in consulting expenses of $191 thousand. The decrease in SG&A was offset by an increase in research and development expenses of $77 thousand for the development of an enzyme for use in our Therapeutic DNA Production Services segment.

•	Loss from operations was $3.3 million for the three-month period ended June 30, 2024, compared to $2.9 million for the same period in the prior fiscal year.

•	Excluding non-cash expenses, Adjusted EBITDA was a negative $3.2 million for the three-month period ended June 30, 2024, compared to a negative $2.1 million for the same period in the prior fiscal year.

•	Cash and cash equivalents stood at $10.4 million on June 30, 2024, compared with $7.2 million as of September 30, 2023. The Company raised approximately $10.5 million in net proceeds through a public offering of its common stock, pre-funded warrants, and warrants that cannot be exercised until their terms have been approved by the Company's stockholders at a stockholders' meeting.

Third Quarter Fiscal 2024 Conference Call Information

The Company will hold a conference call and webcast to discuss its third quarter of fiscal year 2024 financial results on Thursday, August 8, 2024, at 4:30 PM ET. To participate in the conference call, please follow the instructions below. While every attempt will be made to answer investors’ questions on the Q&A portion of the call, not all questions may be answered.

To Participate, please ask to be joined to the ‘Applied DNA Sciences’ call:

•	Domestic callers (toll free): 844-887-9402

•	International callers: 412-317-6798

•	Canadian callers (toll free): 866-605-3852

Live and replay of webcast: https://qa6.choruscall.com/contexweb/ViewQA/loginSortQA.htm

Telephonic replay (available 1 hour following the conclusion of the live call through February 15, 2024):

•	Domestic callers (toll free): 1-877-344-7529

•	Canadian callers (toll free): 1-855-669-9658

•	Participant Passcode: 9045385

An accompanying slide presentation that will be embedded in the webcast can be accessed under ‘News & Events’ tab and ‘Company Events’ section of the Applied DNA investor relations website at https://investors.adnas.com/

Information about Non-GAAP Financial Measures

As used herein, “GAAP” refers to accounting principles generally accepted in the United States of America. To supplement our condensed consolidated financial statements prepared and presented in accordance with GAAP, this earnings release includes Adjusted EBITDA, which is a non-GAAP financial measure as defined in Rule 101 of Regulation G promulgated by the Securities and Exchange Commission. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information presented in accordance with GAAP. We use this non-GAAP financial measure for internal financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons of the performance and results of operations of our core businesses. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding the performance of our businesses by excluding non-cash expenses that may not be indicative of our recurring operating results. We believe this non-GAAP financial measure is useful to investors as they allow for greater transparency with respect to key metrics used by management in its financial and operational decision making.

“EBITDA”- is defined as earnings (loss) before interest expense, income tax expense and depreciation and amortization expense.

“Adjusted EBITDA”- is defined as EBITDA adjusted to exclude (i) stock-based compensation and (ii) other non-cash expenses.

About Applied DNA Sciences

Applied DNA Sciences is a biotechnology company developing technologies to produce and detect deoxyribonucleic acid (“DNA”). Using the polymerase chain reaction (“PCR”) to enable both the production and detection of DNA, we operate in three primary business markets: (i) the enzymatic manufacture of synthetic DNA for use in the production of nucleic acid-based therapeutics and, through our recent acquisition of Spindle Biotech, Inc. (“Spindle”), the development and sale of a proprietary RNA polymerase (“RNAP”) for use in the production of mRNA therapeutics; (ii) the detection of DNA and RNA in molecular diagnostics and genetic testing services; and (iii) the manufacture and detection of DNA for industrial supply chain security services.

Visit adnas.com for more information. Follow us on X and LinkedIn. Join our mailing list.

Forward-Looking Statements

The statements made by Applied DNA in this press release may be “forward-looking” in nature within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements describe Applied DNA’s future plans, projections, strategies, and expectations, and are based on assumptions and involve a number of risks and uncertainties, many of which are beyond the control of Applied DNA. Actual results could differ materially from those projected due to its history of net losses, limited financial resources, unknown future demand for its biotherapeutics products and services, the unknown amount of revenues and profits that will result from our Linea IVT and or Linea DNA platforms, the fact that there has never been a commercial drug product utilizing PCR-produced DNA technology and/or the Linea IVT platform approved for therapeutic use, the unknown amount of revenues and profits that will result from its TR8 PGx testing service, the limited market acceptance for its supply chain security products and services, as well as various other factors detailed from time to time in Applied DNA’s SEC reports and filings, including its  Annual Report on Form 10-K, as amended, filed on December 7, 2023 and Quarterly Report on Form 10-Q filed on February 8, 2024, May 10, 2024 and August 8, 2024, and other reports it files with the SEC, which are available at www.sec.gov. Applied DNA undertakes no obligation to update publicly any forward-looking statements to reflect new information, events, or circumstances after the date hereof or to reflect the occurrence of unanticipated events, unless otherwise required by law.

Investor Relations contact: Sanjay M. Hurry, 917-733-5573, sanjay.hurry@adnas.com

Web: www.adnas.com

X: @APDN

- Financial Tables Follow -

APPLIED DNA SCIENCES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30,	September 30,
	2024	2023
ASSETS	(unaudited)
Current assets:
Cash and cash equivalents	$10,442,131	$7,151,800
Accounts receivable, net of allowance for credit losses of $75,000 at June 30, 2024, and September 30, 2023, respectively	513,871	255,502
Inventories	469,871	330,027
Prepaid expenses and other current assets	416,427	389,241
Total current assets	11,842,300	8,126,570

Property and equipment, net	530,735	838,270
Other assets:
Restricted cash	750,000	750,000
Intangible assets	2,698,975	2,698,975
Operating right of use asset	868,081	1,237,762
Total assets	$16,690,091	$13,651,577

LIABILITIES AND EQUITY

Current liabilities:
Accounts payable and accrued liabilities	$2,440,688	$2,270,388
Operating lease liability, current	533,679	498,598
Deferred revenue	51,285	76,435
Total current liabilities	3,025,652	2,845,421

Long term accrued liabilities	31,467	31,467
Deferred revenue, long term	194,000	194,000
Operating lease liability, long term	334,402	739,162
Deferred tax liability, net	684,115	684,115
Warrants classified as a liability	186,000	4,285,000
Total liabilities	4,455,636	8,779,165

Commitments and contingencies (Note G)

Applied DNA Sciences, Inc. stockholders’ equity:
Preferred stock, par value $0.001 per share; 10,000,000 shares authorized; -0- shares issued and outstanding as of June 30, 2024 and September 30, 2023, respectively	—	—
Series A Preferred stock, par value $0.001 per share; 10,000,000 shares authorized; -0- issued and outstanding as of June 30, 2024, and September 30, 2023, respectively	—	—
Series B Preferred stock, par value $0.001 per share; 10,000,000 shares authorized; -0- issued and outstanding as of June 30, 2024, and September 30, 2023, respectively	—	—

Common stock, par value $0.001 per share; 200,000,000 shares authorized as of June 30, 2024, and September 30, 2023, 10,299,385 and 682,926 shares issued and outstanding as of June 30, 2024, and September 30, 2023, respectively	10,301	683
Additional paid in capital	318,757,698	307,397,623
Accumulated deficit	(306,376,012)	(302,447,147)
Applied DNA Sciences, Inc. stockholders’ equity	12,391,987	4,951,159
Noncontrolling interest	(157,532)	(78,747)
Total equity	12,234,455	4,872,412

Total liabilities and equity	$16,690,091	$13,651,577

APPLIED DNA SCIENCES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended June 30,
	2024	2023
Revenues
Product revenues	$246,644	$316,950
Service revenues	226,145	425,694
Clinical laboratory service revenues	324,730	2,174,697
Total revenues	797,519	2,917,341

Cost of product revenues	230,188	368,902
Cost of clinical laboratory service revenues	322,099	1,279,121
Total cost of revenues	552,287	1,648,023

Gross profit	245,232	1,269,318

Operating expenses:
Selling, general and administrative	2,678,894	3,292,304
Research and development	913,031	836,123
Total operating expenses	3,591,925	4,128,427

LOSS FROM OPERATIONS	(3,346,693)	(2,859,109)

Interest income	36,295	26,783
Transaction costs allocated to warrant liabilities	—	—
Unrealized gain (loss) on change in fair value of warrants classified as a liability	5,160,000	(278,400)
Unrealized loss on change in fair value of warrants classified as a liability - warrant modification	—	—
Loss on issuance of warrants	—	—
Other (expense) income, net	(101)	(3,469)

Income (loss) before provision for income taxes	1,849,501	(3,114,195)
Provision for income taxes	—	—

NET INCOME (LOSS)	$1,849,501	$(3,114,195)

Less: Net loss attributable to noncontrolling interest	30,295	14,429
NET INCOME (LOSS) attributable to Applied DNA Sciences, Inc.	$1,879,796	$(3,099,766)
Deemed dividend related to warrant modifications	—	—
NET INCOME (LOSS) attributable to common stockholders	$1,879,796	$(3,099,766)
Net income (loss) per share attributable to common stockholders-basic and diluted	$0.47	$(4.80)

Weighted average shares outstanding- basic and diluted	4,014,261	645,426

APPLIED DNA SCIENCES, INC.

CALCULATION AND RECONCILIATION OF ADJUSTED EBITDA

(unaudited)

	Three Month Period Ended June 30,
	2024	2023
Net income (loss)	$1,849,501	$(3,114,195)
Interest income	(36,295)	(26,783)
Depreciation and amortization	134,163	349,146
Provision for bad debt	-	34,169
Stock-based compensation expense	30,336	340,042
Unrealized (gain) loss on change in fair value of warrants classified as a liability	(5,160,000)	278,400

Total non-cash items	(5,031,796)	974,974
Consolidated Adjusted EBITDA (loss)	$(3,182,295)	$(2,139,221)

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